UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) August 3, 2006
Volkswagen Auto Lease Trust 2006-A
Volkswagen Auto Lease Underwritten Funding, LLC
VW Credit Leasing, Ltd.
VW Credit, Inc.

(Exact Name of Issuing Entity, Depositor/Registrant, Co-Registrant and Sponsor
as Specified in their respective Charters)
Delaware

(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-133770	11-365048-3
333-133770-01	20-7012614
333-133770-03	38-6738618

(Commission File Numbers for Depositor/Registrant, Co-Registrant and Issuing Entity, respectively)	(I.R.S. Employer Identification Nos. for Depositor/Registrant, Co-Registrant and Issuing Entity, respectively)

3800 Hamlin Road Auburn Hills, Michigan	48326

(Address of Principal Executive Offices)	(Zip Code)
(248) 754-5000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Underwriting Agreement
Indenture
Transaction SUBI Supplement 2006-A to Origination Trust Agreement
Transaction SUBI Supplement 2006-A to Servicing Agreement
SUBI Sale Agreement
SUBI Transfer Agreement
Amended and Restated Trust Agreement
Administration Agreement

Item 8.01. Other Events.
     The Registrant is filing the exhibits listed in Item 9.01(d) below in connection with the issuance of the of Class A-1 5.5235% Auto Lease Asset Backed Notes, Class A-2 5.55% Auto Lease Asset Backed Notes, Class A-3 5.50% Auto Lease Asset Backed Notes and Class A-4 5.54% Auto Lease Asset Backed Notes (the “Notes”) by Volkswagen Auto Lease Trust 2006-A described in the Final Prospectus Supplement dated July 25, 2006.
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

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Exhibit
No.	Document Description

1.1	Underwriting Agreement, dated as of July 25, 2006 among Volkswagen Auto Lease Underwritten Funding, LLC, VW Credit, Inc. and Barclays Capital Inc., as representative of the several underwriters.

4.1	Indenture dated as of August 3, 2006 between Volkswagen Auto Lease Trust 2006-A, as issuer, and Citibank, N.A., as indenture trustee.

10.1	Transaction SUBI Supplement 2006-A to Origination Trust Agreement, dated as of August 3, 2006 between VW Credit, Inc., as settlor and initial beneficiary, and U.S. Bank National Association, as UTI trustee, administrative trustee and SUBI trustee.

10.2	Transaction SUBI Supplement 2006-A to Servicing Agreement, dated as of August 3, 2006 between VW Credit Leasing, Ltd., as origination trust, U.S. Bank National Association, as SUBI trustee and VW Credit, Inc., as servicer.

10.3	SUBI Sale Agreement, dated as of August 3, 2006, between VW Credit, Inc., as seller, and Volkswagen Auto Lease Underwritten Funding, LLC, as buyer.

10.4	SUBI Transfer Agreement, dated as of August 3, 2006, between Volkswagen Auto Lease Underwritten Funding, LLC, as seller, and Volkswagen Auto Lease Trust 2006-A, as buyer.

10.5	Amended and Restated Trust Agreement, dated as of August 3, 2006, between Volkswagen Auto Lease Underwritten Funding, LLC, as depositor, and Deutsche Bank Trust Company Delaware, as owner trustee.

10.6	Administration Agreement, dated as of August 3, 2006, among Volkswagen Auto Lease Trust 2006-A, as issuer, VW Credit, Inc., as administrator, and Citibank, N.A., as indenture trustee.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, Volkswagen Auto Lease Underwritten Funding, LLC has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2006	VOLKSWAGEN AUTO LEASE UNDERWRITTEN FUNDING, LLC

	By:	/s/ Martin Luedtke

	Name:	Martin Luedtke
	Title:	President